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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                ___________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 31, 2000



                             TYSON FOODS INC.
___________________________________________________________________________
            (Exact Name of Registrant as Specified in Charter)



     Delaware                       0-3400                 71-0225165
___________________________________________________________________________
(State or Other Jurisdiction     (Commission            (IRS Employer
 or Incorporation)               File Number)        Identification Number)



2210 West Oaklawn Drive, Springdale, Arkansas                  72762
___________________________________________________________________________
(Address of principal executive offices)                     (Zip Code)



Registrant's Telephone number, including area code      (501)290-4000
                                                   ________________________



Not applicable
___________________________________________________________
Former Name or Former Address, if Changed Since Last Report













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Item 5.  Other Events

     The purpose of this report is to provide information on the Chapter 11 bankruptcy filing by one of the registrant's customers, AmeriServe Food Distribution, Inc. See the registrant's press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference.



Item 7.  Financial Statements. Pro Forma Financial Information and Exhibits

Exhibits

         99.1  Press Release, dated January 31, 2000, of Tyson Foods, Inc.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TYSON FOODS, INC.

Dated:  February 4, 2000                  By: /s/Steven Hankins
                                               _________________
                                               Steven Hankins
                                               Executive Vice President
                                                and Chief Financial Officer


























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